Exhibit 99.1

Nauticus Robotics and Leidos Execute $2.7M Contract Extension

Funding Advances Development of State-of-the-Art Aquanaut-Derived Subsea Platform

Houston – May 11, 2023 – Nauticus Robotics, Inc. (“Nauticus” or the “Company”) (NASDAQ: KITT), a developer of autonomous robots using artificial intelligence for data collection and intervention services for the ocean economies, today announced it has been awarded an additional $2.7 million under its current contract with Leidos Holdings, Inc. (NYSE: LDOS), a FORTUNE 500® science and technology leader. The funded extension allows continued development of an Aquanaut-derivative in preparation for customer adoption decisions and government opportunities expected later this year.

The state-of-the-art subsea platform, an unmanned underwater vehicle (“UUV”) with advanced artificial intelligence, sensing capabilities, and more can perform a growing number of jobs without hazarding human divers. This program has received $14.5 million in funding from Leidos since 2022, and the technology developed is expected to underpin major future government opportunities.

Like Nauticus’ commercial UUV platform, Aquanaut, this derivative robot features technology to support security activities and is advancing to complete longer and more challenging missions. In addition, this award allows further autonomous behavior and operational capability enhancements to toolKITT, Nauticus’ proprietary software package developed to enable an ecosystem of autonomous actions for subsea vehicles and serves as the foundation for this work.

“I am very proud of our team’s performance resulting in this follow on award, further cementing our partnership with Leidos,” said Nicolaus Radford, founder and CEO of Nauticus. “This very important work combines great attributes from each company to deploy a truly novel subsea capability.”

About Nauticus

Nauticus Robotics, Inc. is a developer of autonomous robots using artificial intelligence for data collection and intervention services for the ocean industries. Nauticus’ robotic systems and services are delivered to commercial and government-facing customers through a Robotics-as-a-Service (RaaS) business model and direct product sales for both hardware platforms and software licenses. Besides a standalone service offering and products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofitting/upgrading legacy systems and other third-party vehicle platforms. Nauticus provides customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions to improve offshore health, safety, and environmental exposure.

About Leidos

Leidos is a Fortune 500® technology, engineering, and science solutions and services leader working to solve the world’s toughest challenges in the defense, intelligence, civil and health markets. Leidos’ 46,000 employees support vital missions for government and commercial customers. Headquartered in Reston, Va., Leidos reported annual revenues of approximately $14.4 billion for the fiscal year ended December 30, 2022. For more information, visit www.leidos.com.

Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”) and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include, but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated 2023 operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause the forward-looking statements no to occur, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on March 28, 2023. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Investor Relations Contact:

Ralf Esper

Gateway Group, Inc.

(949) 574-3860

KITT@GatewayIR.com

Media Contact:

Zach Kadletz

Gateway Group, Inc.

(949) 574-3860

KITT@GatewayIR.com